SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

[X]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to (ss.)240.14a-11(c) or (ss.)240.14a-12

                           Dreyfus Liquid Assets, Inc.
                Dreyfus Worldwide Dollar Money Market Fund, Inc.
                          The Dreyfus Fund Incorporated
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                (Name of Registrant as Specified In Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
         11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                                 SECOND REQUEST
                                 VERY IMPORTANT

                        Please send in your proxy today

You are urged to date and sign the enclosed proxy and return it promptly. For your convenience you may fax your vote toll free to our proxy tabulator at 1-888-451-8683. Please make sure to sign your proxy and fax both sides. This will help save the expense of another follow-up request to shareholders who have not responded.

Thank you for your cooperation.

                          THE DREYFUS FUND INCORPORATED

     The undersigned stockholder of THE DREYFUS FUND INCORPORATED (the "Fund") hereby appoints Robert R. Mullery and Michael A. Rosenberg and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 12, 1998 at a Special Meeting of Stockholders to be held at the Citicorp/Citibank Auditorium, 399 Park Avenue
- at 53rd Street, 12th Floor, New York, New York, at 10:00 a.m. on Tuesday, August 4, 1998, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the proxy statement for the Meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED.

                                   Sign, Date and Return this Proxy Card
                                   Promptly Using the Enclosed Envelope.

                                   Dated:                  , 1998

                                   Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                   Signature(s)

Please vote for the proposals       FOR ALL,       AGAINST        ABSTAIN
pertaining to The Dreyfus Fund     Except As         ALL            ALL
Incorporated by filling in the      Marked
appropriate boxes below.            Below


Proposal (#2)

1. To change certain of the
Fund's investment techniques
and investment restrictions
and to amend the Fund's
Articles of Incorporation with
respect thereto.                       /  /         /  /           /  /

1. ADDITIONAL INVESTMENT TECHNIQUES
(1A)  Options and futures transactions
(1B)  Short-selling

INVESTMENT RESTRICTIONS
(1C)  Margin
(1D)  Making loans
(1E)  Acting as underwriter
(1F)  5% issuer diversification (Delete from Charter only)
(1G)  Ownership of 10% of any issuer (Delete from Charter only)
(1H)  Transactions with officers or directors
(1I)  Retaining securities owned by officers or directors
(1J)  Investing in other investment companies
(1K)  Unseasoned issuers
(1L)  Real estate
(1M)  Investing to exercise control
(1N)  Industry concentration
(1O)  Illiquid securities

To vote against a particular              FOR         AGAINST       ABSTAIN
proposed change, refer to the
Proxy Statement for a description
of the change and write the
sub-proposal number on the line
below.


(Proposal #3)
2.   To approve an Amendment and
     Restatement of the Fund's Charter.   /  /         /  /           /  /

(Proposal #4)

3. To approve an amendment to the Fund's Articles of Incorporation to permit the Fund to impose a service fee on certain small accounts to be collected by redeeming shares from the relevant stockholder accounts.

4. In their discretion on such other matters as may properly come before the Meeting, or any adjournment(s) thereof.

                          DREYFUS LIQUID ASSETS, INC.

The undersigned stockholder of DREYFUS LIQUID ASSETS, INC. (the "Fund") hereby appoints Robert R. Mullery and Michael A. Rosenberg and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 12, 1998 at a Special Meeting of Stockholders to be held at the Citicorp/Citibank Auditorium, 399 Park Avenue
- at 53rd Street, 12th Floor, New York, New York, at 10:00 a.m. on Tuesday, August 4, 1998, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the proxy statement for the Meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED.

                                   Sign, Date and Return this Proxy Card
                                   Promptly Using the Enclosed Envelope.

                                   Dated:                 , 1998

                                   Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                   Signature(s)


                                    FOR ALL            AGAINST        ABSTAIN
                                   EXCEPT AS              ALL           ALL
                                    MARKED
Please vote for the proposals       BELOW
pertaining to Dreyfus Liquid
Assets, Inc. by filling in the
appropriate boxes below.
(Proposal #1)
1.   To change certain of the
    Fund's investment restrictions.  /  /              /  /            /  /

(1A) Investing in equity and debt securities
(1B) Borrowing money
(1C) Pledging assets
(1D) Short-selling
(1E) Put and call options
(1F) Acting as underwriter
(1G) Purchasing securities on margin
(1H) Illiquid securities
(1I) Issuer diversification
(1J) Bank and other industry concentration
(1K) Investing to exercise control
(1L) Investing in other investment companies

To vote against a particular proposed change, refer to the Proxy Statement for a description of the change and write the sub-proposal number on the line below.
                                             FOR       AGAINST        ABSTAIN
(Proposal #4)

2.   To approve an amendment to the
     Fund's Articles of Incorporation
     to permit the Fund to impose a
     service fee on certain small
     accounts to be collected
     by redeeming shares from the
     relevant stockholder accounts.        /  /        /  /           /  /

3. In their discretion on such other matters as may properly come before the Meeting, or any adjournment(s) thereof.

                DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.

     The undersigned stockholder of DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC. (the "Fund") hereby appoints Robert R. Mullery and Michael A. Rosenberg and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 12, 1998 at a Special Meeting of Stockholders to be held at the Citicorp/Citibank Auditorium, 399 Park Avenue - 53rd Street, 12th Floor, New York, New York, at 10:00 a.m. on Tuesday, August 4, 1998, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the proxy statement for the Meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED.

                                   Sign, Date and Return this Proxy Card
                                   Promptly Using the Enclosed Envelope.

                                   Dated:                   , 1998


                                   Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                   Signature(s)

                                    FOR ALL,      AGAINST        ABSTAIN
                                   Except As        ALL            ALL
                                    Marked
Please vote for the proposals       Below
pertaining to Dreyfus Worldwide
Dollar Money Market Fund, Inc.
by filling in the appropriate
boxes below.

(Proposal #1)
1.   To change certain of the
     Fund's investment restrictions.  /  /          /  /          /  /

(1A) Investing in equity and debt securities
(1B) Borrowing money
(1C) Pledging assets
(1D) Short-selling
(1E) Purchasing securities on margin
(1F) Put and call options
(1G) Acting as underwriter
(1H) Investing to exercise control
(1I) Investing in other investment companies

To vote against a particular proposed change, refer to the Proxy Statement for a description of the change and write the sub-proposal number on the line below.

                                       FOR        AGAINST        ABSTAIN
(Proposal #4)

2. To approve an amendment to the
   Fund's Articles of Incorporation
   to permit the Fund to impose a
   service fee on certain small
   accounts to be collected by
   redeeming shares from the relevant
   stockholder accounts.               /  /        /  /             /  /

3. In their discretion on such other matters as may properly come before the Meeting, or any adjournment(s) thereof.